AXA PREMIER VIP TRUST

SUPPLEMENT DATED DECEMBER 29, 2009 TO THE PROSPECTUS DATED MAY 1, 2009,

AS SUPPLEMENTED

This Supplement updates the above-referenced Prospectus of the AXA Premier VIP Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with information about changes to the Multimanager Aggressive Equity Portfolio (“Portfolio”).

The following information replaces in its entirety the second and third sentences of the third paragraph in the section entitled “Principal Investment Strategies” on page 1 of the Prospectus:

Generally, the Index Allocated Portion will utilize a stratified sampling construction process in which the Index Allocated Portion’s sub-adviser invests in a subset of the companies represented in the Russell 3000 Growth Index based on the sub-adviser’s analysis of key risk factors and other index characteristics. Such factors and characteristics include industry weightings, market capitalizations, return variability, and yield. The Index Allocated Portion also may invest in securities and other instruments, such as futures contracts and options on futures contracts whose return depends on stock market prices. The sub-adviser to the Index Allocated Portion selects these instruments to attempt to track the total return of the Russell 3000 Growth Index but may not always do so.